AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 2 to Registration Rights Agreement (this "Amendment") is
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made and entered into as of the ___ day of December, 2000, by and between Telscape International, Inc., a Texas corporation (the "Company"), and the
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Holders (as such term is defined in that certain Registration Rights Agreement, dated as of June 2, 2000, by and between the Company and the Holders (the "Registration Rights Agreement").
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     WHEREAS, the Company and the Holders entered into the Registration Rights Agreement; and

     WHEREAS, the Company and the Holders desire to amend the terms of the Registration Rights Agreement as described herein;

     NOW, THEREFORE, in consideration of the mutual promises, benefits and covenants herein contained, the Company and the Holders hereby agree as follows:

     1. Unless otherwise defined, all capitalized terms used herein shall have the meaning ascribed to them in the Registration Rights Agreement. All references to Sections herein shall be to Sections of the Registration Rights Agreement.

     2. The definition of "Exchange Act", currently Section 1.3, shall be renumbered Section 1.5.

     3. The definition of "Holders", currently Section 1.5, shall be renumbered Section 1.6.

     4. The definition of "Initiating Holders", currently section 1.4, shall be renumbered Section 1.7.

     5.     A  new  Section  1.3  shall  be  added  as  follows:

     "1.3     "Cutback Holders" shall mean the Participating Holders (as defined
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in  Section  2.2(b)  hereof)  and  the  Other  Participating  Holders."

     6.     A  new  Section  1.4  shall  be  added  as  follows:

     "1.4     "Cutback  Securities"  shall  mean  the Registrable Securities, as
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that term is defined under this Agreement, together with the Registrable Securities, as that term is defined under those certain Registration Rights Agreements by and between the Company and the Other Participating Holders."

     7.     The  current  Sections 1.6 through 1.11 shall be renumbered Sections
1.9  through  1.14.

     8.     A  new  Section  1.8  shall  be  added  as  follows:

     "1.8     "Other  Participating  Holders"  shall  mean such holders of those
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warrants issued and sold in conjunction with the Company's sale of its Class E Senior Convertible Preferred Stock, Class F Senior Convertible Preferred Stock and Class G Senior Preferred Stock and holders of other of the Company's securities with registration rights that are not senior to the registration rights provided hereunder, that are participating in a registration with the Holders hereunder.

     9. Renumbered Section 1.10 shall be amended to add a new Subsection (i) that excludes from the definition of Registrable Securities the following securities otherwise held by a Holder:

     "(i) Registrable Securities that are the primary subject of a separate Registration Rights Agreement by and between the Company and such Holder,"

and to renumber the current Subsection (i) as Subsection (ii) and the current Subsection (ii) as Subsection (iii).

     10. The first sentence of Section 2.1(a) shall be amended to read in its entirety as follows:

     "Subject to the provisions set forth in Article 5, within 90 days after the date of the first issuance of the Company's Class G Senior Preferred Stock, par value $0.001 per share, or, if later, within 90 days following the date on which the Company becomes eligible to use a Form S-3 (or any successor form), the Company shall file with the Commission a registration statement under the Securities Act on Form S-3 or any appropriate form (or any successor form) pursuant to Rule 415 under the Securities Act covering the Registrable Securities (the "Required Registration")."
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     11. The last two sentences of Section 2.2(b) shall be amended to read in their entirety as follows:

     "Notwithstanding  any  other  provision  of this Article 2, if the managing
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underwriter advises the Participating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such underwriting, and the number of shares of Cutback Securities that may be included in the underwriting shall be allocated amongst all Cutback Holders in proportion, as nearly as practicable, to the respective amounts of Cutback Securities held by such Cutback Holders. No Cutback Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such underwriting."

     12. The last three sentences of Section 3.2(b) shall be amended to read in their entirety as follows:

     "Notwithstanding  any  other  provision  of this Article 3, if the managing
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underwriter advises the Cutback Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the underwriters may exclude some or all of the shares requested to be included in such registration. The number of shares of Cutback Securities to be included in the registration and underwriting shall be allocated amongst the Cutback Holders in proportion, as nearly as practicable, to the respective amounts of Cutback Securities held by such Cutback Holders at the time of filing the registration statement. No Cutback Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration."

     13.     Section 4.2(a) shall be amended to read in its entirety as follows:

     "(a)     Notwithstanding  any  other  provision  of  this Article 4, if the
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managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Cutback Securities from such registration and underwriting. The Company shall so advise all Holders of Cutback Securities, and the number of shares of Common Stock to be included in such registration shall be allocated as follows: first, for the account of the Company, all shares of Common Stock proposed to be sold by the Company, and second, for the account of any other stockholders (including the Cutback Holders) of the Company participating in such registration, the number of shares of Common Stock requested to be included in the registration by such other stockholders (including the Cutback Holders) in proportion, as nearly as practicable, to the respective amounts of securities that are proposed to be offered and sold by such other stockholders (including the Cutback Holders) of such securities at the time of filing the registration statement. No Cutback Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration."

     IN WITNESS WHEREOF, the Company and the undersigned Holders, constituting Holders of at least a Supermajority of the Registrable Securities outstanding on the date hereof, have executed this Amendment No. 2 to Registration Rights Agreement as of the date first above written.


                    TELSCAPE  INTERNATIONAL,  INC.


                    By: _____________________________________
                    Name:____________________________________
                    Title: __________________________________


                    HOLDERS:

                    SANDLER  CAPITAL  PARTNERS  IV,  L.P.

                    By:  Sandler  Investment  Partners,  L.P.
                         General  Partner

                         By:  Sandler  Capital  Management
                              General  Partner

                              By:  MJDM  Corp.
                                   a General  Partner

                              By: ___________________________
                              Name:__________________________
                              Title: ________________________


                    SANDLER  CAPITAL  PARTNERS  IV  FTE,  L.P.

                    By: Sandler  Investment  Partners,  L.P.
                        General  Partner

                        By:  Sandler  Capital  Management
                             General  Partner

                              By:  MJDM  Corp.
                                   a General Partner

                              By: ___________________________
                              Name:__________________________
                              Title: ________________________


Signature  Pages  -  Amendment  No.  2  to Class D Registration Rights Agreement
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                              OGER  PENSAT  HOLDINGS,  LTD.

                              By: ___________________________
                              Name:__________________________
                              Title: ________________________

                              CPP  LLC

                              By: ___________________________
                              Name:__________________________
                              Title: ________________________


Signature  Pages  -  Amendment  No.  2  to Class D Registration Rights Agreement
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